                                                                      EXHIBIT 99

CARCO/DCMOT AUTO LOAN MASTER TRUST: RECONCILIATION OF CASH FLOWS                                              CASH FLOWS PAGE 1 OF 2
COLLECTION PERIOD: AUGUST 1, 2002 THROUGH AUGUST 31, 2002
ACCRUAL PERIOD: AUG 15, 2002 THROUGH SEPT 15, 2002
DISTRIBUTION DATE: SEPT 16, 2002
                                                     TRUST             SERIES          SERIES          SERIES           SERIES
                                                    TOTALS             1996-1          1998-1          1999-2           1999-4
                                               ------------------  -----------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                   47,609,167.81 *    3,481,772.19    3,481,772.19    4,178,126.62      3,511,030.78
Principal Collections from Seller                           0.00 *            0.00            0.00            0.00              0.00
Investment Income on Accounts                         131,495.71         11,498.73       11,498.73       13,799.02          8,500.34
Balances in Principal Funding Accounts                      0.00              0.00            0.00            0.00              0.00
Balances in Reserve Fund Accounts                  16,978,500.00      1,750,000.00    1,750,000.00    2,100,000.00      1,750,000.00
Balances in Excess Funding Accounts                         0.00              0.00            0.00            0.00              0.00
Balance in Yield Supplement Accounts               17,404,000.00      2,000,000.00    2,000,000.00    2,400,000.00              0.00
Other Adjustments                                           0.00              0.00            0.00            0.00              0.00
                                               ------------------  -----------------------------------------------------------------
                   TOTAL AVAILABLE                 82,123,163.52      7,243,270.92    7,243,270.92    8,691,925.64      5,269,531.12
                                               ==================  =================================================================

AMOUNTS DISBURSED
Pass-through Interest to Series
 Note/Certificateholders                           13,190,597.78        851,111.11      826,666.67    1,018,666.67      2,679,166.67
Principal Due to Note/Certificateholders                    0.00              0.00            0.00            0.00              0.00
Principal to Funding Account                                0.00              0.00            0.00            0.00              0.00
Move Funds to the Reserve Fund Accounts            16,978,500.00      1,750,000.00    1,750,000.00    2,100,000.00      1,750,000.00
Move Funds to the Excess Funding Accounts                   0.00              0.00            0.00            0.00              0.00
Move Funds to the Yield Supplement Accounts        17,404,000.00      2,000,000.00    2,000,000.00    2,400,000.00              0.00
Yield Supplement  & Reserve Account to Seller               0.00 *            0.00            0.00            0.00              0.00
Service Fees to Seller                              5,877,420.65 *      416,666.67      416,666.67      500,000.00        416,666.67
Defaulted Amounts to Seller                           672,959.76 *       49,113.98       49,113.98       58,936.78         49,113.98
Excess Collections to Seller                       27,999,685.33 *    2,176,379.16    2,200,823.60    2,614,322.20        374,583.80
Excess Funding Account Balance to Seller                    0.00 *            0.00            0.00            0.00              0.00
                                               ------------------  -----------------------------------------------------------------
                 TOTAL DISBURSEMENTS               82,123,163.52      7,243,270.92    7,243,270.92    8,691,925.64      5,269,531.12
                                               ==================  =================================================================
                        Proof                               0.00              0.00            0.00            0.00              0.00
                                               ==================  =================================================================
                                                      SERIES          SERIES          SERIES          SERIES          DCMOT
                                                      2000-A          2000-B          2000-C          2001-A          2002-A
                                                 ---------------------------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                     5,222,658.28    3,488,735.73    3,481,772.19   6,963,544.37    13,799,755.47
Principal Collections from Seller                            0.00            0.00            0.00           0.00             0.00
Investment Income on Accounts                           17,248.96       11,521.55       11,498.73      22,998.93        22,930.71
Balances in Principal Funding Accounts                       0.00            0.00            0.00           0.00             0.00
Balances in Reserve Fund Accounts                    2,625,000.00    1,753,500.00    1,750,000.00   3,500,000.00             0.00
Balances in Excess Funding Accounts                          0.00            0.00            0.00           0.00             0.00
Balance in Yield Supplement Accounts                 3,000,000.00    2,004,000.00    2,000,000.00   4,000,000.00             0.00
Other Adjustments                                            0.00            0.00            0.00           0.00             0.00
                                                 ---------------------------------------------------------------------------------
                   TOTAL AVAILABLE                  10,864,907.24    7,257,757.28    7,243,270.92  14,486,543.30    13,822,686.18
                                                 =================================================================================

AMOUNTS DISBURSED
Pass-through Interest to Series
 Note/Certificateholders                             1,253,333.33      828,320.00      822,222.22   1,640,000.00     3,271,111.11
Principal Due to Note/Certificateholders                     0.00            0.00            0.00           0.00             0.00
Principal to Funding Account                                 0.00            0.00            0.00           0.00             0.00
Move Funds to the Reserve Fund Accounts              2,625,000.00    1,753,500.00    1,750,000.00   3,500,000.00             0.00
Move Funds to the Excess Funding Accounts                    0.00            0.00            0.00           0.00             0.00
Move Funds to the Yield Supplement Accounts          3,000,000.00    2,004,000.00    2,000,000.00   4,000,000.00             0.00
Yield Supplement  & Reserve Account to Seller                0.00            0.00            0.00           0.00             0.00
Service Fees to Seller                                 625,000.00      417,500.00      416,666.67     833,333.33     1,834,920.65
Defaulted Amounts to Seller                             73,670.97       49,212.21       49,113.98      98,227.96       196,455.92
Excess Collections to Seller                         3,287,902.94    2,205,225.07    2,205,268.05   4,414,982.01     8,520,198.50
Excess Funding Account Balance to Seller                     0.00            0.00            0.00           0.00             0.00
                                                 ---------------------------------------------------------------------------------
                 TOTAL DISBURSEMENTS                10,864,907.24    7,257,757.28    7,243,270.92  14,486,543.30    13,822,686.18
                                                 =================================================================================
                        Proof                                0.00            0.00            0.00           0.00             0.00
                                                 =================================================================================
                                                                  TO: JOHN BOBKO/ALLISON CLAN                  FROM: PAUL GEKIERE
---------------------------------------------------------------
 * Funds Transfer to/(from) Bank of New York :                        THE BANK OF NEW YORK                           DAIMLERCHRYSLER
                                          (940,897.93)                (212) 815-4389/6372                            (248) 512-2758
---------------------------------------------------------------
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                                                          CASH FLOWS PAGE 2 OF 2

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
           OTHER
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
INSTRUCTIONS TO BANK OF NEW YORK
     1. Receive funds from:

             Chrysler                                           $0.00
             Investment Income                             131,495.71
             Collection Account                         14,000,000.00 *
             Reserve & Yield Accounts                            0.00
             Balance in Excess Funding Account                   0.00
                                                     -----------------
                                                       $14,131,495.71
     2. Distribute funds to:
             Series Note/Certificate Holders           $13,190,597.78
             Chrysler                                      940,897.93
             Trust Deposit Accounts                              0.00
                                                     -----------------
                                                       $14,131,495.71

     3. Verify account balances in Collection, Funding, Reserve & Yield Supplement Accounts.
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